Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Compass Datacenters, LLC (the “Company”)

Barclays Capital Inc.

(together, the “Specified Parties”)

Re: Secured Data Center Revenue Term Notes, Series 2020-2 – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file (“Compass Data Tape_ v9.22.2020. xlsx”) provided by the Company on September 23, 2020, containing certain information related to 16 lease contracts (the “Contracts”) as of September 1, 2020 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Secured Data Center Revenue Term Notes, Series 2020-2. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.
•	The term “materiality threshold” means that dollar amounts and percentages were within $0.01 and 0.1%, respectively
•	The term “Attributes” means the Company’s selected data fields listed in the table below related to the Contracts provided by the Company, except for the Rating Agency website screenshots which were provided by Barclays Capital, Inc. on behalf of the Company. We make no representation regarding the execution of the Source Documents by the borrower or the validity of the borrower(s) signature(s).

We performed the following procedures:

A.	The Company instructed us to perform the Data File Procedures on all the Contracts in the Data File.
B.	For each of the Contracts, we compared or recomputed the attributes in the Data File listed in the table below to the corresponding information in the Source Documents using the recomputation methodologies and/or instructions provided by the Company. The Specified Parties indicated that the absence of any Source Document or the inability to agree the indicated information from the Data File to the Source Document for each of the specified attributes, utilizing the recomputation methodologies and/or instructions indicated below, constituted an exception. The Source Documents are listed in the order of priority until such attribute was agreed.

Attribute	Source Document(s), Recomputation Methodologies, and/or Instructions
Tenant Name	Lease Agreement. The Company instructed us to consider the Tenant Name to be in agreement if the obligee under the lease is a wholly-owned subsidiary of the listed Tenant, or was acquired by another company as evidenced in press releases or publicly available information.
City	Lease Agreement
Facility	Lease Agreement
Capacity Leased	Lease Agreement (for U.S. Contracts), Contract Summary Sheet (for Canadian Contracts)
Capacity Ramped (for Canadian Contracts only)	Rent & Ramp Schedule as of September 1, 2020
Monthly Base Rent	Lease Agreement Monthly Base Rent (rounded to the nearest $1.00) corresponding to the Lease Months range based on the number of months from the Start Date to September 1, 2020
Expiration Date	Recompute by adding i) lease term (as defined in the Lease Agreement), and ii) the Start Date attribute (or the 1st of the month immediately following the Start Date if it does not fall on the 1st of the month)
Payment Frequency	Lease Agreement
Next Escalation Date	Using the instructions for the Monthly Base Rent attribute, identify the next Monthly Base Rent change in the Lease Agreement and the corresponding next Lease Months range and calculate the date corresponding to the first month in the next Lease Months range.
Escalation Frequency	Lease Agreement
Escalation Rate	Recompute as the percentage increase between i) the current Monthly Base Rent, and ii) the most recent Monthly Base Rent before the increase in the Lease Agreement, rounded to the nearest 1.00%
Start Date	Lease Agreement, Welcome Letter
Tenant Rating	Rating Agency website screenshot

The information regarding the Contracts was found to be in agreement with the respective information in the Source Documents. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the information in the Data File, the Source Documents, recomputation methodologies and instructions provided by the Company, without verification or evaluation of such information, recomputation methodologies, and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Contracts, (ii) the reasonableness of the information, recomputation methodologies, and instructions provided by the Company, (iii) the reliability or accuracy of the Source Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Contracts being securitized, (iii) the compliance of the originator of the Contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
September 23, 2020